SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

                  Alcan Inc.
(Exact name of Registrant as specified in its charter)

                        Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

                         (514) 848-8000
(Registrant's telephone number, including area code)

ITEM 12.           Results of Operations and Financial Condition On July 22, 2003, Alcan Inc. issued a press release announcing its earnings for the second quarter of 2003, attached hereto as Exhibit 99 and is furnished pursuant to this item.

Exhibit             99     Press release of Alcan Inc., dated July 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

By /s/ Roy Millington Roy Millington Corporate Secretary

Date: July 22, 2003

EXHIBIT INDEX

Exhibit Number	Description

(99)	Press release of Alcan Inc. dated July 22, 2003.

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